UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b)

First Trust
Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
For the Six Months Ended
November 30, 2020

First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Letter from the Chairman and CEO
November 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Senior Floating Rate Income Fund II (the “Fund”), which contains detailed information about the Fund for the six months ended November 30, 2020.
Is anybody else ready for 2020 to be over? This year has really tested people in so many ways. As of the midpoint of December 2020, the U.S. had only recovered 56% of the 22 million jobs lost in the coronavirus (“COVID-19”) pandemic recession, according to the U.S. Department of Labor. Feeding America, a hunger relief organization, recently reported that as many as 50 million people in the U.S. have experienced food insecurity in 2020, up from around 35 million last year, according to National Public Radio. As has been the case for as long as I can remember, the good citizens that make up our great country rise to the occasion when presented with a challenge. Often the response calls for some degree of ingenuity, but sometimes tapping into our generosity is enough. An estimated $2.47 billion was raised in the U.S. during the ninth annual Giving Tuesday on December 1, 2020, which represented a 25% increase from the $1.97 billion raised in 2019, according to Philanthropy News Digest. The number of people that participated in Giving Tuesday increased by 29% to 34.8 million. Now that is working the problem!
Are you the type of person who believes the glass is half-full or half-empty? I am in the half-full camp. When I look at the performance of the U.S. stock and bond markets, I’m seeing optimism about where Corporate America is headed. The S&P 500® Index posted a total return of 19.98% for the six-month period ended November 30, 2020, compared to 6.33% for the ICE BofA U.S. Corporate Index, according to Bloomberg. The returns are also positive on a year-to-date basis. From December 31, 2019 through November 30, 2020, the S&P 500® Index and ICE BofA U.S. Corporate Index returned 14.02% and 9.27%, respectively.
Do you follow politics? I do. Politics impact the markets over time, particularly when legislative change is involved. With the November 2020 election results certified, we now know that Joe Biden will be sworn in as our next president on January 20, 2021. We also know that the House of Representatives will remain under the control of the Democratic party. And, with the results of the January 5, 2021 Georgia Senate run-off races (pending state certification), we also know that Vice-President elect Kamala Harris will be the deciding vote in the Senate on any 50-50 splits. Historically, from 1950 through 2019, a Democratic Congress generated an average annual return of 10.7% for the S&P 500® Index, compared to 13.4% for a Republican Congress, according to LPL Research and Bloomberg. Stay tuned.
By the time you read this, the U.S. Food and Drug Administration will have approved at least two COVID-19 vaccines for emergency use. Both these vaccines were found to have an efficacy rate of approximately 95% on humans in late clinical testing, which, in our opinion, should give people willing to take the vaccine another level of confidence. The fact that it only took 8-9 months for these vaccines to reach the public is astounding. History tells us that it should have taken at least 18 months, and even that would have been hailed as a major accomplishment. This achievement is another example of the kind of cutting-edge ingenuity brought to bear in the U.S. day in and day out during the COVID-19 pandemic.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of November 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$11.55
Common Share Net Asset Value (“NAV”)	$12.71
Premium (Discount) to NAV	(9.13)%
Net Assets Applicable to Common Shares	$329,977,477
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	10.91%
Current Distribution Rate on NAV(2)	9.91%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 11/30/20	1 Year Ended 11/30/20	5 Years Ended 11/30/20	10 Years Ended 11/30/20	Inception (5/25/04) to 11/30/20
Fund Performance(3)
NAV	7.96%	2.93%	5.54%	5.54%	4.31%
Market Value	9.93%	5.08%	5.70%	5.13%	3.42%
Index Performance
S&P/LSTA Leveraged Loan Index	7.88%	3.38%	4.73%	4.31%	4.60%

(1)	Most recent distribution paid or declared through 11/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of November 30, 2020 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and other Debt Securities(5)
BBB-	1.1%
BB+	0.1
BB	5.4
BB-	8.6
B+	25.9
B	37.0
B-	15.2
CCC+	1.6
CCC	3.7
CCC-	0.0*
D	1.2
Not Rated	0.2
Total	100.0%

*	Amount is less than 0.1%.

Top 10 Issuers	% of Senior Loans and other Securities(5)
Bausch Health Companies, Inc. (Valeant)	3.4%
Multiplan, Inc. (MPH)	3.3
HUB International Ltd.	3.1
Alliant Holdings I, LLC	3.1
Internet Brands, Inc. (Web MD/MH Sub I, LLC)	2.9
Asurion, LLC	2.5
Amwins Group, Inc.	2.5
iHeartCommunications, Inc.	2.5
CHG Healthcare Services, Inc.	2.4
AlixPartners, LLP	2.2
Total	27.9%
Industry Classification	% of Senior Loans and other Securities(5)
Software	18.3%
Health Care Providers & Services	16.7
Insurance	11.2
Pharmaceuticals	9.4
Hotels, Restaurants & Leisure	9.1
Media	5.5
Diversified Telecommunication Services	4.5
Health Care Technology	4.0
Diversified Financial Services	3.5
Diversified Consumer Services	2.5
Entertainment	2.5
Containers & Packaging	2.4
Food Products	1.8
Electric Utilities	1.8
Auto Components	1.7
Commercial Services & Supplies	1.7
Professional Services	1.2
Communications Equipment	0.5
Machinery	0.4
Household Durables	0.3
Oil, Gas & Consumable Fuels	0.2
Specialty Retail	0.2
Aerospace & Defense	0.2
Food & Staples Retailing	0.2
Airlines	0.1
IT Services	0.1
Life Sciences Tools & Services	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2020 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2020, the First Trust Leveraged Finance Team managed or supervised approximately $5.70 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Deputy Chief Credit Officer and Portfolio Manager
Orlando Purpura, CFA, CMT - Senior Vice President, Chief Credit Officer and Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
During the six-month period ended November 30, 2020, markets experienced heightened volatility leading up to the U.S. presidential election in November 2020; however, after the election, markets seemed to calm with the notion that the most likely outcome would be a divided government. The implication being that the risk of significant changes to tax and regulatory policy that could stunt economic growth would be reduced. In addition, while the number of coronavirus (“COVID-19”) cases and hospitalizations continued to climb rapidly, there was positive news with respect to the potential for effective vaccines to fight COVID-19 that could be available as soon as late December 2020. This combination resulted in equity markets posting new all-time highs and surging into the end of the period. The equity market, as measured by the S&P 500® Index, was up 19.98% during the same period. Interest rates, as measured by the 10-Year U.S. Treasury yield, increased over the period as the economy began to show signs of recovery. Interest rates entered the period at 0.65% and steadily rose to 0.84% by the end of November 2020. Fixed income markets followed equities with lower quality assets outperforming higher quality assets during the same period. Senior loans, as measured by the S&P/LSTA Leveraged Loan Index (the “Index”) and high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, returned 7.88% and 10.42%, respectively.
Senior Loan Market
Senior loan spreads over 3-month London Interbank Offered Rate (“LIBOR”) improved 223 basis points (“bps”) during the six-month period ended November 30, 2020 to L+511 bps. This is in line with the long-term average spread of L+518 (December 1997 – November 2020). Retail senior loan funds have experienced 26 consecutive monthly outflows from retail mutual funds and exchange traded funds.
Lower rated senior loans outperformed higher quality senior loans in the same period. BB rated issues returned 4.60%, underperforming the 8.03% return of B rated issues and the 20.74% return of CCC rated issues in the period. The average price of senior loans in the market increased from $89.08 in the beginning of the period to $95.11 at the end of the period.
During the same period, default rates increased within the Index. The senior loan market default rate ended the period at 3.89% compared to the 3.14% rate at the beginning of the period. The default rate in the senior loan market is above the long-term average default rate of 2.90%. Looking forward, we anticipate senior loan market default rates to remain above the long-term averages through 2021 but anticipate a decline in the default rate as the economy recovers and the introduction of a vaccine bring a recovery to the industries most impacted by COVID-19.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2020 (Unaudited)
Performance Analysis
Over the six-month period ended November 30, 2020, the Fund generated a net asset value (“NAV”) return1 of 7.96% and a market price return1 of 9.93%, which outperformed the Index return of 7.88%. The Fund’s market price return benefited from the Fund’s discount to NAV narrowing during the same period. At the start of the period, the Fund’s market price was at a -10.75% discount to NAV and moved to a -9.13% discount to NAV by the end of the period, a narrowing of 162 bps.
The largest contributing factor to the Fund’s performance relative to the Index during the six-month period ended November 30, 2020 was the Fund’s use of leverage as risk asset prices generated significant positive returns during the period. In addition, the Fund benefited from security selection in the pharmaceutical and automotive industries. Within the pharmaceutical industry, the primary driver of outperformance was the Fund’s overweight positions in several pharmaceutical companies that significantly outperformed the broader Index during the period. Within the automotive industry, the Fund’s primary driver of outperformance was the Fund’s overweight position in an automotive lighting company. Partially offsetting these contributing factors was the Fund’s security selection and overweight positions in the electronics/electrical (technology) and insurance industries, which generated positive returns that underperformed the broader Index during the same period. The Fund had a 27.04% weight to electronics/electrical (technology) sector and a 17.85% weight to the insurance sector, compared to the Index weights of 15.88% and 3.74%, respectively.
From an income perspective, the monthly distribution rate began the period at $0.0825 per share and ended at $0.1050 per share. At the $0.1050 per share monthly distribution rate, the annualized distribution rate at the end of November 2020 was 9.91% at NAV and 10.91% at market price.
The Fund experienced two defaults during the last twelve-month (“LTM”) period. This compared to 51 defaults within the Index during the LTM period. Since the Leveraged Finance Team began managing FCT in October 2010, the Fund has experienced twelve defaults, which compares to 160 within the broad Index during the same period. The Fund’s LTM default rate was 2.00% at November 30, 2020. The Index default rate was 3.89%.
Market and Fund Outlook
We believe senior loans are supported by spreads that remain in line with the long-term average, opportunistic pockets of value across ratings and industries, a low interest rate environment and an improving U.S. economy. In the near term, we anticipate that the senior loan market will face a consistent level of defaults as the economy recovers. We believe individual credits that came into this recession with too much leverage and sectors most impacted by COVID-19 will face a higher likelihood of default, including, but not limited to the Energy, Travel, Leisure and Retail sectors, in no particular order. However, as time passes, we believe the default rate will begin to fall.
As we evaluate existing and new investment opportunities in this environment, our decisions will continue to be rooted in our rigorous bottom-up credit analysis process and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 135.7%
	Aerospace & Defense – 0.3%
$952,601	Spirit Aerosystems, Inc., Term Loan B, 1 Mo. LIBOR + 5.25%, 0.75% Floor	6.00%	01/30/25	$959,746
	Application Software – 18.8%
1,924,521	CCC Information Services, Inc. (Cypress), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	04/26/24	1,912,493
3,202,384	Epicor Software Corp., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	07/30/27	3,204,401
3,728,290	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	11/30/27	3,712,743
271,856	Hyland Software, Inc., 2ND Lien TL, 1 Mo. LIBOR + 7.00%, 0.75% Floor	7.75%	07/10/25	273,215
8,909,449	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	07/01/24	8,859,377
717,262	Imprivata, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.50% Floor	4.25%	11/30/27	712,779
6,193,913	Internet Brands, Inc. (Web MD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	09/15/24	6,124,232
543,355	Internet Brands, Inc. (Web MD/MH Sub I, LLC), 2ND Lien TL, 1 Mo. LIBOR + 7.50%, 1.00% Floor	7.65%	09/15/25	541,996
6,634,877	Internet Brands, Inc. (Web MD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	09/13/24	6,490,569
4,921,307	LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor	4.89%	08/31/27	4,859,791
9,277,068	McAfee, LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.90%	09/30/24	9,250,443
587,448	Micro Focus International (MA Financeco, LLC), Miami Escrow TL B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	06/21/24	570,558
3,968,209	Micro Focus International (MA Financeco, LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	06/21/24	3,854,123
1,453,725	Micro Focus International (MA Financeco, LLC), Term Loan B4, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	06/05/25	1,451,297
1,815,660	Milano Acquisition Corp., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	10/01/27	1,795,997
744,857	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2019 Incremental Term Loan B, 3 Mo. LIBOR + 4.25%, 0.00% Floor	4.48%	04/26/24	731,822
1,987,946	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	04/26/24	1,948,187
2,302,916	Solera Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	03/03/23	2,270,146
219,526	TIBCO Software, Inc., Term Loan B-3, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.90%	06/30/26	214,587
236,671	Ultimate Software Group, Inc., June 2020 Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	05/03/26	236,941
3,022,608	Veeam Software Holdings Limited (VS Buyer, LLC), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	02/28/27	2,981,047
				61,996,744
	Auto Parts & Equipment – 2.4%
6,445,643	Gates Global, LLC, Initial B-2 Dollar Term Loans, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	03/31/24	6,381,186
2,881,678	Lumileds (Bright Bidco B.V.), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	06/30/24	1,581,321
				7,962,507

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Automotive Retail – 0.3%
$1,000,000	Les Schwab Tire Centers (LS Group OpCo Acq., LLC), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	10/31/27	$990,000
	Broadcasting – 5.3%
490,485	iHeartCommunications, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	05/01/26	482,921
11,261,438	iHeartCommunications, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	04/29/26	10,881,365
6,201,396	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	09/19/26	6,120,778
				17,485,064
	Cable & Satellite – 0.9%
3,141,043	Cablevision (aka CSC Holdings, LLC), Sept. 2019 Term Loan B-5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.64%	04/15/27	3,064,747
	Casinos & Gaming – 8.6%
732,133	Bally’s Corp. (fka Twin River), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	05/10/26	701,017
991,775	Boyd Gaming Corp., Term Loan B, 1 Week LIBOR + 2.25%, 0.00% Floor	2.35%	09/15/23	976,284
449,313	Caesars Resort Collection, LLC, Term B-1 Loans, 1 Mo. LIBOR + 4.50%, 0.00% Floor	4.65%	06/30/25	444,748
8,155,024	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	12/22/24	7,882,891
7,421,010	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	04/18/24	7,143,687
3,632,374	Golden Nugget, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.75% Floor	3.25%	10/04/23	3,456,603
2,995,235	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	08/14/24	2,888,545
4,774,935	Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	3.72%	07/10/25	4,783,387
				28,277,162
	Coal & Consumable Fuels – 0.3%
1,010,280	Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	03/07/24	851,161
	Communications Equipment – 0.7%
2,381,449	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	04/06/26	2,338,297
	Data Processing & Outsourced Services – 0.1%
482,396	Cardtronics USA, Inc., Term Loan B, 1 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	06/30/27	481,340
	Electric Utilities – 1.8%
5,888,162	PG&E Corp., Exit Term Loan, 3 Mo. LIBOR + 4.50%, 1.00% Floor	5.50%	06/23/25	5,924,963
	Environmental & Facilities Services – 2.2%
2,232,558	Packers Holdings, LLC, Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	12/04/24	2,221,395
2,929,410	Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	12/04/24	2,882,540
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Environmental & Facilities Services (Continued)
$2,078,837	TruGreen L.P., New Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	10/01/27	$2,068,442
				7,172,377
	Food Distributors – 0.2%
723,185	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.15%	08/31/26	695,241
	Health Care Facilities – 0.6%
1,458,347	Gentiva Health Services, Inc. (Kindred at Home), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.44%	07/02/25	1,448,022
415,180	Select Medical Corp., Term Loan B, 6 Mo. LIBOR + 2.50%, 0.00% Floor	2.78%	03/06/25	407,267
				1,855,289
	Health Care Services – 17.2%
2,793,068	Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	04/21/24	2,603,530
7,472,628	athenahealth, Inc. (VVC Holding Corp.), Term Loan B, 3 Mo. LIBOR + 4.50%, 0.00% Floor	4.75%	02/15/26	7,416,583
11,363,836	CHG Healthcare Services, Inc., Term Loan, 6 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	06/07/23	11,218,947
3,584,674	DuPage Medical Group (Midwest Physician Admin. Services, LLC), Repricing Term Loan, 1 Mo. LIBOR + 2.75%, 0.75% Floor	3.50%	08/15/24	3,527,928
5,523,536	Envision Healthcare Corp., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.90%	10/10/25	4,488,481
465,537	Global Medical Response, Inc. (fka Air Medical), 2018 New Term Loan, 6 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	03/14/25	457,535
3,776,370	Global Medical Response, Inc. (fka Air Medical), 2020 Refinancing Term Loan, 6 Mo. LIBOR + 4.75%, 1.00% Floor	5.75%	10/15/25	3,724,445
1,181,524	Help at Home (HAH Group Holding Company, LLC), Term Loan B, 3 Mo. LIBOR + 5.00%, 1.00% Floor	6.00%	10/31/27	1,169,709
2,255,225	Packaging Coordinators, Inc. (PCI Pharma), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	09/30/27	2,234,093
4,554,324	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	08/31/24	4,455,085
3,054,849	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/06/24	2,656,772
5,116,649	U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor	5.15%	06/28/26	5,069,321
7,956,236	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	4.65%	08/27/25	7,918,921
				56,941,350
	Health Care Technology – 5.6%
283,566	Change Healthcare Holdings, LLC, Closing Date Term Loan, 1 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	03/01/24	280,767
6,484,119	Change Healthcare Holdings, LLC, Closing Date Term Loan, 3 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	03/01/24	6,420,120
6,777	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	07/25/26	6,610
2,704,130	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	3.71%	07/25/26	2,637,203
9,019,449	Zelis Payments Buyer, Inc., Initial Term Loan, 1 Mo. LIBOR + 4.75%, 0.00% Floor	4.90%	09/30/26	9,009,618
				18,354,318

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Household Appliances – 0.4%
$1,439,755	Traeger Grills (TGP Holdings III, LLC), 2018 Refinancing Term Loan, 1 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	09/25/24	$1,400,161
	Human Resource & Employment Services – 1.2%
4,173,302	Alight, Inc. (fka Tempo Acq.), Non Extended Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	05/01/24	4,089,835
	Industrial Machinery – 0.6%
1,980,705	Thyssenkrupp Elevator (Vertical U.S. Newco, Inc.), Term Loan B, 6 Mo. LIBOR + 4.25%, 0.00% Floor	4.57%	07/31/27	1,974,387
	Insurance Brokers – 15.7%
4,603,178	Alliant Holdings I, LLC, 2019 New Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.39%	05/10/25	4,484,922
6,586,959	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	05/09/25	6,416,818
3,333,333	Alliant Holdings I, LLC, Term Loan B3, 1 Mo. LIBOR + 3.75%, 0.50% Floor	4.25%	10/08/27	3,314,600
11,530,135	Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	01/25/24	11,479,748
4,271,475	AssuredPartners, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	02/15/27	4,182,714
1,008,900	BroadStreet Partners, Inc., Incremental Term Loan B-1, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	01/27/27	993,766
2,843,795	BroadStreet Partners, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	01/31/27	2,760,841
950,766	Cross Financial Corp., Term Loan B, 1 Mo. LIBOR + 4.50%, 1.00% Floor	5.50%	09/15/27	948,389
780,390	HUB International Ltd., 2019 Incremental Term Loan B2, 1 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	04/25/25	780,624
36,470	HUB International Ltd., Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	2.94%	04/25/25	35,559
13,990,564	HUB International Ltd., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	2.96%	04/25/25	13,640,800
463,011	Ryan Specialty Group, LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor	4.00%	07/23/27	460,696
2,226,843	USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	3.22%	05/15/24	2,178,320
				51,677,797
	Integrated Telecommunication Services – 6.3%
4,221,306	Frontier Communications Corp., DIP-to-Exit Term Loan B, 1 Mo. LIBOR + 4.75%, 1.00% Floor (d)	5.75%	10/08/27	4,216,029
3,450,340	Numericable (Altice France SA or SFR), Term Loan B-11, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	07/31/25	3,337,859
5,377,807	Numericable (Altice France SA or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	4.24%	08/14/26	5,301,173
8,017,270	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	03/09/27	7,869,432
				20,724,493
	Interactive Home Entertainment – 1.1%
3,578,185	Playtika Holding Corp., Term Loan B, 6 Mo. LIBOR + 6.00%, 1.00% Floor	7.00%	12/10/24	3,591,997
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Leisure Facilities – 0.3%
$1,159,240	ClubCorp Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	2.97%	09/18/24	$1,026,368
	Managed Health Care – 6.0%
15,519,638	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	06/07/23	15,290,723
4,635,341	Versant Health (Wink Holdco, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	12/02/24	4,626,070
				19,916,793
	Movies & Entertainment – 1.9%
7,448,476	Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR + 2.25%, 0.00% Floor	2.52%	02/28/25	5,688,029
570,925	PUG, LLC (Stubhub), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	02/12/27	533,101
				6,221,130
	Other Diversified Financial Services – 4.8%
10,125,804	AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	04/04/24	9,914,479
6,085,458	Refinitiv US Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	10/01/25	6,045,233
				15,959,712
	Packaged Foods & Meats – 2.5%
400,286	BellRing Brands, LLC, Term Loan B, 1 Mo. LIBOR + 5.00%, 1.00% Floor	6.00%	10/21/24	401,287
1,994,006	Hostess Brands, LLC (HB Holdings), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	08/03/25	1,969,580
18,556	Hostess Brands, LLC (HB Holdings), Term Loan B, 2 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	08/03/25	18,329
5,335,718	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	08/03/25	5,270,355
693,575	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	07/07/24	694,150
				8,353,701
	Paper Packaging – 3.4%
8,130,398	Graham Packaging Company, L.P., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	07/28/27	8,117,227
3,046,677	Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings), U.S. Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	02/05/23	3,005,730
				11,122,957
	Pharmaceuticals – 11.8%
1,766,509	Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%, 1.00% Floor (e) (f)	8.50%	09/30/25	1,765,414
15,785,236	Bausch Health Companies, Inc. (Valeant), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.14%	06/01/25	15,587,921
9,574,521	Endo, LLC, Term Loan B, 3 Mo. LIBOR + 4.25%, 0.75% Floor	5.00%	04/29/24	9,275,318
4,712,513	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 4.75%, 0.75% Floor (d)	5.50%	09/24/24	4,401,628
1,071,947	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 6 Mo. LIBOR + 5.00%, 0.75% Floor (d)	5.75%	02/24/25	1,000,662

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Pharmaceuticals (Continued)
$3,771,811	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	09/27/24	$3,686,945
3,205,918	Pharmaceutical Product Development, Inc. (PPDI/Jaguar), Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	08/18/22	3,198,576
				38,916,464
	Publishing – 0.2%
603,101	Meredith Corp., Tranche B-3 Term Loan, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	01/31/25	602,161
	Research & Consulting Services – 0.4%
1,173,959	Clarivate Analytics PLC (Camelot), Incremental Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	10/31/26	1,168,970
186,629	Nielsen Finance LLC (VNU, Inc.), Term Loan B5, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	06/30/25	186,722
				1,355,692
	Restaurants – 3.4%
2,000,000	IRB Holding Corp. (Arby’s/Inspire Brands), Incremental Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	12/31/27	1,984,160
5,457,450	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/05/25	5,356,978
3,960,000	Portillo’s Holdings, LLC, Term Loan B-3, 3 Mo. LIBOR + 5.50%, 1.00% Floor	6.50%	08/30/24	3,821,400
				11,162,538
	Security & Alarm Services – 0.2%
549,406	Garda World Security Corp., Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor	4.90%	10/30/26	547,346
	Specialized Consumer Services – 3.5%
3,157,905	Asurion, LLC, Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor	6.65%	08/04/25	3,175,021
2,173,664	Asurion, LLC, Term Loan B7, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	11/03/24	2,149,992
6,310,120	Asurion, LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	11/03/23	6,240,456
				11,565,469
	Systems Software – 6.7%
5,134,060	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	09/19/24	5,112,497
1,511,161	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor	8.00%	09/19/25	1,514,002
8,484,921	BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 1 Mo. LIBOR + 4.25%, 0.00% Floor	4.40%	10/02/25	8,380,472
1,343,115	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	06/13/24	1,299,773
4,013	Riverbed Technology, Inc., Term Loan B, 2 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	04/24/22	3,608
1,512,866	Riverbed Technology, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	04/24/22	1,360,369
3,148,515	Sophos Group PLC (Surf), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	3.75%	03/05/27	3,076,540
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$1,309,146	SUSE (Marcel Lux IV SARL), Facility B1 USD, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	03/15/26	$1,274,781
				22,022,042
	Total Senior Floating-Rate Loan Interests			447,581,349
	(Cost $454,097,605)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 2.5%
	Airlines – 0.2%
605,000	Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets Ltd. (g)	6.50%	06/20/27	657,181
	Broadcasting – 1.2%
1,119,000	Cumulus Media New Holdings, Inc. (g)	6.75%	07/01/26	1,092,944
2,269,000	Diamond Sports Group, LLC / Diamond Sports Finance Co. (g)	5.38%	08/15/26	1,762,729
1,000,000	Univision Communications, Inc. (g)	9.50%	05/01/25	1,112,500
				3,968,173
	Casinos & Gaming – 0.5%
1,440,000	Caesars Entertainment, Inc. (g)	6.25%	07/01/25	1,534,752
	Coal & Consumable Fuels – 0.0%
301,000	Peabody Energy Corp. (g)	6.38%	03/31/25	76,755
	Health Care Services – 0.1%
306,000	Global Medical Response, Inc. (g)	6.50%	10/01/25	315,563
	Movies & Entertainment – 0.5%
2,098,000	AMC Entertainment Holdings, Inc. (g)	10.50%	04/15/25	1,686,268
	Total Corporate Bonds and Notes			8,238,692
	(Cost $7,678,408)

Shares	Description	Value
COMMON STOCKS (c) – 1.3%
	Broadcasting – 0.1%
25,815	Cumulus Media, Inc., Class A (h)	226,397
	Electric Utilities – 0.6%
106,607	Vistra Energy Corp.	1,991,419
	Oil & Gas Exploration & Production – 0.0%
119,734	Ascent Resources - Marcellus, LLC Class A Common Shares (h) (i)	95,787
3,699	Fieldwood Energy, LLC (d) (h) (i)	0
		95,787
	Pharmaceuticals – 0.6%
150,392	Akorn, Inc. (e) (h) (i)	1,986,453
	Total Common Stocks	4,300,056
	(Cost $5,081,425)
RIGHTS (c) – 0.0%
	Electric Utilities – 0.0%
106,607	Vistra Energy Corp., no expiration date (h) (j)	119,986

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Shares	Description	Value
RIGHTS (c) (Continued)
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (h) (j) (k) (l)	$0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (h) (j) (k) (l)	0
		0
	Total Rights	119,986
	(Cost $174,207)
WARRANTS (c) – 0.0%
	Oil & Gas Exploration & Production – 0.0%
31,000	Ascent Resources - Marcellus, LLC First Lien Warrants, expiring 3/30/23 (h) (j)	930
	(Cost $3,100)
MONEY MARKET FUNDS (c) – 2.4%
8,000,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (m)	8,000,000
	(Cost $8,000,000)
	Total Investments – 141.9%	468,241,013
	(Cost $475,034,745) (n)
	Outstanding Loans – (38.8)%	(128,000,000)
	Net Other Assets and Liabilities – (3.1)%	(10,263,536)
	Net Assets – 100.0%	$329,977,477

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	This issuer has filed for protection in bankruptcy court.
(e)	On October 1, 2020, Akorn Holding Company LLC completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(f)	The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the Payment-In-Kind (“PIK”) Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and 7.00% payable as PIK interest. The first interest payment is scheduled for January 4, 2021.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2020, securities noted as such amounted to $8,238,692 or 2.5% of net assets.
(h)	Non-income producing security.
(i)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2020, securities noted as such amounted to $2,082,240 or 0.6% of net assets.
(j)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2020, securities noted as such are valued at $0 or 0.0% of net assets.
(l)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
(m)	Rate shown reflects yield as of November 30, 2020.
(n)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,333,627 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,127,359. The net unrealized depreciation was $6,793,732.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 447,581,349	$ —	$ 447,581,349	$ —
Corporate Bonds and Notes*	8,238,692	—	8,238,692	—
Common Stocks:
Oil & Gas Exploration & Production	95,787	—	95,787	—
Pharmaceuticals	1,986,453	—	1,986,453	—
Other industry categories*	2,217,816	2,217,816	—	—
Rights:
Electric Utilities	119,986	—	119,986	—
Life Sciences Tools & Services	—**	—	—	—**
Warrants*	930	—	930	—
Money Market Funds	8,000,000	8,000,000	—	—
Total Investments	$ 468,241,013	$ 10,217,816	$ 458,023,197	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 Rights that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $475,034,745)	$ 468,241,013
Cash	4,959,624
Receivables:
Investment securities sold	14,722,150
Interest	1,307,956
Unrealized appreciation on unfunded loan commitments	721
Prepaid expenses	3,986
Total Assets	489,235,450
LIABILITIES:
Outstanding loans	128,000,000
Payables:
Investment securities purchased	30,727,724
Investment advisory fees	281,798
Administrative fees	104,336
Interest and fees on loans	65,550
Audit and tax fees	32,406
Custodian fees	28,881
Shareholder reporting fees	6,989
Legal fees	3,394
Transfer agent fees	2,218
Trustees’ fees and expenses	2,069
Financial reporting fees	771
Other liabilities	1,837
Total Liabilities	159,257,973
NET ASSETS	$329,977,477
NET ASSETS consist of:
Paid-in capital	$ 383,839,321
Par value	259,621
Accumulated distributable earnings (loss)	(54,121,465)
NET ASSETS	$329,977,477
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.71
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,962,055
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Six Months Ended November 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 9,721,299
Dividends	28,784
Other	170,302
Total investment income	9,920,385
EXPENSES:
Investment advisory fees	1,739,919
Interest and fees on loans	661,196
Legal fees	262,144
Administrative fees	166,466
Shareholder reporting fees	39,364
Custodian fees	32,916
Audit and tax fees	32,227
Listing expense	15,271
Transfer agent fees	13,414
Trustees’ fees and expenses	7,285
Financial reporting fees	4,625
Other	17,926
Total expenses	2,992,753
NET INVESTMENT INCOME (LOSS)	6,927,632
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(3,472,557)
Net change in unrealized appreciation (depreciation) on:
Investments	18,591,261
Unfunded loan commitments	721
Net change in unrealized appreciation (depreciation)	18,591,982
NET REALIZED AND UNREALIZED GAIN (LOSS)	15,119,425
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 22,047,057

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets
	Six Months Ended 11/30/2020 (Unaudited)	Year Ended 5/31/2020
OPERATIONS:
Net investment income (loss)	$ 6,927,632	$ 17,565,000
Net realized gain (loss)	(3,472,557)	(9,549,702)
Net change in unrealized appreciation (depreciation)	18,591,982	(16,261,384)
Net increase (decrease) in net assets resulting from operations	22,047,057	(8,246,086)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(16,563,097)	(18,222,769)
Return of capital	—	(6,758,932)
Total distributions to shareholders	(16,563,097)	(24,981,701)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares (a)	(7,773,070)	(310,074)
Net increase (decrease) in net assets resulting from capital transactions	(7,773,070)	(310,074)
Total increase (decrease) in net assets	(2,289,110)	(33,537,861)
NET ASSETS:
Beginning of period	332,266,587	365,804,448
End of period	$ 329,977,477	$ 332,266,587
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	26,666,989	26,696,982
Common Shares repurchased (a)	(704,934)	(29,993)
Common Shares at end of period	25,962,055	26,666,989

(a)	On May 12, 2020, the Fund commenced a share repurchase program. For the six-months ended November 30, 2020, the Fund repurchased 704,934 of its shares at a weighted-average discount of 12.11% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 599,922 common shares (for an aggregate of 1,334,849), or (ii) March 15, 2021.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Six Months Ended November 30, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$22,047,057
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(194,119,049)
Sales, maturities and paydown of investments	208,357,476
Net amortization/accretion of premiums/discounts on investments	(714,971)
Net realized gain/loss on investments	3,472,557
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(18,591,982)
Changes in assets and liabilities:
Increase in interest receivable	(144,851)
Decrease in prepaid expenses	13,421
Decrease in interest and fees payable on loans	(34,239)
Increase in investment advisory fees payable	1,946
Decrease in audit and tax fees payable	(26,615)
Decrease in legal fees payable	(7,823)
Decrease in shareholder reporting fees payable	(14,178)
Increase in administrative fees payable	12,083
Increase in custodian fees payable	5,526
Decrease in transfer agent fees payable	(4,488)
Decrease in trustees’ fees and expenses payable	(675)
Decrease in other liabilities payable	(1,849)
Cash provided by operating activities		$20,249,346
Cash flows from financing activities:
Repurchase of Common Shares	(7,773,070)
Distributions to Common Shareholders from investment operations	(16,563,097)
Repayment of borrowings	(39,000,000)
Proceeds from borrowings	48,000,000
Cash used in financing activities		(15,336,167)
Increase in cash		4,913,179
Cash at beginning of period		46,445
Cash at end of period		$4,959,624
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$695,435

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 11/30/2020 (Unaudited)	Year Ended May 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 12.46	$ 13.70	$ 14.05	$ 14.28	$ 14.03	$ 14.71
Income from investment operations:
Net investment income (loss)	0.26	0.67	0.74	0.70	0.78	0.83
Net realized and unrealized gain (loss)	0.58	(0.97)	(0.36)	(0.17)	0.30	(0.63)
Total from investment operations	0.84	(0.30)	0.38	0.53	1.08	0.20
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.69)	(0.73)	(0.70)	(0.78)	(0.88)
Return of capital	—	(0.25)	—	(0.06)	(0.05)	—
Total distributions paid to Common Shareholders	(0.63)	(0.94)	(0.73)	(0.76)	(0.83)	(0.88)
Common Share repurchases	0.04	—	—	—	—	—
Net asset value, end of period	$12.71	$12.46	$13.70	$14.05	$14.28	$14.03
Market value, end of period	$11.55	$11.12	$11.98	$12.99	$13.62	$13.05
Total return based on net asset value (a)	7.96%	(1.38)%	3.44%	4.24%	7.99%	2.36%
Total return based on market value (a)	9.93%	0.65%	(2.17)%	1.05%	10.89%	1.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 329,977	$ 332,267	$ 365,804	$ 375,015	$ 381,298	$ 374,685
Ratio of total expenses to average net assets	1.81% (b)	2.35%	2.53%	2.17%	2.06%	1.79%
Ratio of total expenses to average net assets excluding interest expense	1.41% (b)	1.26%	1.24%	1.26%	1.33%	1.27%
Ratio of net investment income (loss) to average net assets	4.20% (b)	4.98%	5.34%	4.94%	5.47%	5.98%
Portfolio turnover rate	29%	64%	58%	101%	116% (c)	43%
Indebtedness:
Total loans outstanding (in 000’s)	$ 128,000	$ 119,000	$ 163,000	$ 155,000	$ 146,000	$ 137,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,578	$ 3,792	$ 3,244	$ 3,419	$ 3,612	$ 3,735

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	The variation in portfolio turnover rate is due to a significant increase in the refinancing of the Senior Floating-Rate Loan Interests held by the Fund during the year ended May 31, 2017.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
In November 2020, ICE Benchmark Administration Limited (IBA), the administrator of the London Interbank Offered Rates (“LIBOR”) announced a consultation process beginning in December 2020 and ending in January 2021 regarding its intention to cease the publication of LIBOR rates. The IBA intends to cease the publication of the one week and two month USD LIBOR settings as well as LIBOR settings in all other currencies immediately following the LIBOR publication on December 31, 2021, and to cease the publication of the remaining USD LIBOR settings (overnight, one month, three month, six month, and twelve month) immediately following the LIBOR publication on June 30, 2023. Follow-up announcements by the Financial Conduct Authority (“FCA”) and US Regulators support the IBA’s intention and include supervisory guidance encouraging parties to adopt fallback LIBOR rates in existing arrangements as soon as practical and to cease entering into new arrangements that use LIBOR as a reference rate no later than December 31, 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. As of November 30, 2020, the Fund had the following unfunded loan commitment:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Help at Home (HAH Group Holding Company, LLC), Term Loan	$149,124	$146,912	$147,633	$721
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2020, was as follows:
Distributions paid from:
Ordinary income	$18,222,769
Return of capital	6,758,932
As of May 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(34,099,651)
Net unrealized appreciation (depreciation)	(25,505,774)
Total accumulated earnings (losses)	(59,605,425)
Other	—
Paid-in capital	391,872,012
Total net assets	$332,266,587
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
when there has been a 50% change in ownership. At May 31, 2020, the Fund had $25,832,130 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2020, the Fund incurred $8,267,521 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of November 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2020, were $135,696,510 and $150,866,830, respectively.
5. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $170,000,000. The borrowing rate is the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment. The average amount outstanding under the facility for the six months ended November 30, 2020 was $133,928,962 with the average weighted average interest rate of 0.97%. As of November 30, 2020, the Fund had three loans outstanding under the facility totaling $128,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the six months ended November 30, 2020 were 3.25% and 0.94%, respectively. The weighted average interest rate at November 30, 2020 was 1.00%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Litigation
The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute “avoidance” actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors (“GM”), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders’ collateral interest was, indeed, terminated.
By virtue of the federal appellate court’s decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact fully secured.
The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298. The Fund has engaged counsel to assist with its defense of this matter.
The parties to the litigation entered into a settlement agreement to resolve the litigation. The settlement agreement was subject to the approval of the United States Bankruptcy Court for the Southern District of New York, which approval was granted on June 13, 2019. Pursuant to the settlement agreement, all claims against the Fund were released by the parties to the settlement agreement, and the case against the Trust was dismissed. The settlement of the litigation did not require any payment by the Fund. Pursuant to the settlement agreement, the Fund was entitled to and has recovered a portion of the attorneys’ fees and costs incurred in the litigation. From the Fund’s perspective, the matter is fully resolved.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective December 18, 2020, the credit agreement with Scotia was amended and the maximum commitment amount changed from $170,000,000 to $148,000,000. In addition, the Fund will now pay a commitment fee of 0.15% when loan balances are greater than 75% of the maximum commitment amount.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 14, 2020. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Erickson was 20,866,995 and the number of votes withheld was 3,176,719. The number of votes cast in favor of Mr. Kadlec was 20,878,297 and the number of votes withheld was 3,165,417. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to

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obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

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Hotels, Restaurants & Leisure Risk. Companies in the hotels, restaurants and leisure industry are subject to, among other things, a highly competitive marketplace; the ongoing need to contribute significant capital expenditures and keep pace with changes in technology and consumer preferences; difficulty in obtaining financing; and rapid obsolescence. In addition, these companies may be more sensitive to adverse economic (general and local), business or regulatory developments than other companies.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases

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or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection. Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate

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November 30, 2020 (Unaudited)
potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the

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May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2019, but underperformed the Performance Universe median for the ten-year period ended December 31, 2019. The Board also noted that the Fund outperformed the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 8, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 8, 2021

* Print the name and title of each signing officer under his or her signature.